                               SECURITY AGREEMENT

            THIS AGREEMENT, dated as of December 29, 2006, is made by and between MISONIX, INC., a New York corporation (the "Debtor"), and Wells Fargo
Bank, National Association (the "Secured Party"), acting through its Wells Fargo
Business Credit operating division.

            Pursuant to a Credit and Security Agreement of even date herewith
(as the same may be amended, supplemented or restated from time to time, the
"Credit Agreement"), the Secured Party may extend credit accommodations to
Acoustic Marketing Research, Inc. d/b/a Sonora Medical Systems, a Colorado
corporation, MISONIX, INC., a New York corporation, and Hearing Innovations
Incorporated, a Delaware corporation (collectively, the "Borrower").

            As a condition to extending credit to the Borrower, the Secured
Party has required the execution and delivery of the Debtor's Guaranty of even date herewith, guaranteeing the payment and performance of all obligations of the Borrower arising under or pursuant to the Credit Agreement (the "Guaranty").

            As a further condition to extending credit to the Borrower under the
Credit Agreement, the Secured Party has required the execution and delivery of this Agreement by the Debtor.

            ACCORDINGLY, in consideration of the mutual covenants contained in the Credit Agreement, the Guaranty and herein, the parties hereby agree as follows:

            1.    Definitions. All terms defined in the recitals hereto and the
Credit Agreement that are not otherwise defined herein shall have the meanings given them in the recitals and the Credit Agreement. All terms defined in the
UCC and not otherwise defined herein have the meanings assigned to them in the
UCC. In addition, the following terms have the meanings set forth below or in the referenced Section of this Agreement:

            "Accounts" means all of the Debtor's accounts, as such term is defined in the UCC, including each and every right of the Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Debtor or by some other
      Person who subsequently transfers such Person's interest to the Debtor, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all Liens) which the Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

            "Collateral" means, whether now owned or existing or hereafter acquired or arising or in which the Debtor now has or hereafter acquires any rights, all of the Debtor's Accounts, chattel paper, deposit accounts, documents, Equipment, General Intangibles, goods, instruments, Inventory,
      Investment Property, letter-of-credit rights, letters of credit, all sums on deposit in any Collateral Account, and any items in any Lockbox;
      together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) in the case of all goods, all accessions; (iii)
      all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any goods;
      (iv) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; (v) all collateral subject to the
      Lien of the Secured Party; (vi) any money, or other assets of the Debtor that now or hereafter come into the possession, custody, or control of the
      Secured Party; and (vii) proceeds of any and all of the foregoing.

            "Equipment" means all of the Debtor's equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically the goods described in any equipment schedule or list herewith or hereafter furnished to the Secured Party by the Debtor.

            "Event of Default" has the meaning given in Section 6.

            "General Intangibles" means all of the Debtor's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including all present and future Intellectual Property Rights, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Debtor's name, and the goodwill of the Debtor's business.

            "Indebtedness" is used herein in its most comprehensive sense and means any and all advances, debts, obligations and liabilities of the
      Borrower to the Secured Party, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including under any swap, derivative, foreign exchange, hedge, deposit, treasury management or other similar transaction or arrangement at any time entered into by the Borrower with the Secured
      Party, and whether the Borrower may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable.

            "Intellectual Property Rights" means all actual or prospective rights arising in connection with any intellectual property or other proprietary rights, including all rights arising in connection with copyrights, patents, service marks, trade dress, trade secrets, trademarks, trade names or mask works.

            "Inventory" means all of the Debtor's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for

Security Agreement (Guarantor)       -2-

      sale, for lease or under service contracts or for manufacture or processing, and wherever located.

            "Investment Property" means all of the Debtor's investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and securities issued by the government of the United States.

            "Lien" means any security interest, mortgage, deed of trust, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device, including the interest of each lessor under any capitalized lease and the interest of any bondsman under any payment or performance bond, in, of or on any assets or properties of a Person, whether now owned or hereafter acquired and whether arising by agreement or operation of law.

            "Permitted Liens" means (i) the Security Interest, (ii) covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Debtor's business or operations as presently conducted, (iii) Liens in existence on the date hereof and described on Exhibit C hereto, and (iv) purchase money Liens relating to the acquisition of machinery and equipment of the Borrowers not exceeding the lesser of cost or fair market value thereof and so long as no Default
      Period is then in existence and none would exist immediately after such acquisition.

            "Security Interest" has the meaning given in Section 2.

            "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

            2.    Security Interest. The Debtor hereby grants the Secured Party a security interest (the "Security Interest") in the Collateral to secure payment of the Indebtedness.

            3.    Representations, Warranties and Agreements. The Debtor hereby represents, warrants and agrees as follows:

            (a)   TITLE. The Debtor (i) has absolute title to each item of
      Collateral in existence on the date hereof, free and clear of all Liens except the Permitted Liens, (ii) will have, at the time the Debtor acquires any rights in Collateral hereafter arising, absolute title to each such item of Collateral free and clear of all Liens except Permitted
      Liens, (iii) will keep all Collateral free and clear of all Liens except
      Permitted Liens, and (iv) will defend the Collateral against all claims or demands of all Persons other than the Secured Party and the holders of
      Permitted Liens. The Debtor will not sell or otherwise dispose of the
      Collateral or any interest therein, outside the ordinary course of business, without the prior written consent of the Secured Party.

            (b)   CHIEF EXECUTIVE OFFICE; IDENTIFICATION NUMBER. The Debtor's
      chief executive office and principal place of business is located at the address set forth under its

Security Agreement (Guarantor)       -3-

      signature below. The Debtor's federal employer identification number and organization identification number is correctly set forth under its signature below.

            (c)   LOCATION OF COLLATERAL. As of the date hereof, the tangible
      Collateral is located only in the states and at the address, as identified on Exhibit A attached hereto. The Debtor will not permit any tangible
      Collateral to be located in any state (and, if county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed in order to perfect the
      Security Interest.

            (d)   CHANGES IN NAME, CONSTITUENT DOCUMENTS, LOCATION. The Debtor
      will not change its name, Constituent Documents, or jurisdiction of organization, without the prior written consent of the Secured Party. The
      Debtor will not change its business address, without prior written notice to the Secured Party.

            (e)   FIXTURES. The Debtor will not permit any tangible Collateral to become part of or to be affixed to any real property without first assuring to the reasonable satisfaction of the Secured Party that the
      Security Interest will be prior and senior to any Lien then held or thereafter acquired by any mortgagee of such real property or the owner or purchaser of any interest therein. If any part or all of the tangible
      Collateral is now or will become so related to particular real estate as to be a fixture, the real estate concerned and the name of the record owner are accurately set forth in Exhibit B hereto.

            (f)   RIGHTS TO PAYMENT. Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing
      Collateral is (or will be when arising, issued or assigned to the Secured
      Party) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim (other than those arising in the ordinary course of business), of the account debtor or other obligor named therein or in the Debtor's records pertaining thereto as being obligated to pay such obligation. The Debtor will neither agree to any material modification or amendment nor agree to any forbearance, release or cancellation of any such obligation, and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.

            (g)   COMMERCIAL TORT CLAIMS. Promptly upon knowledge thereof, the
      Debtor will deliver to the Secured Party notice of any commercial tort claims it may bring against any Person, including the name and address of each defendant, a summary of the facts, an estimate of the Debtor's damages, copies of any complaint or demand letter submitted by the Debtor, and such other information as the Secured Party may request. Upon request by the Secured Party, the Debtor will grant the Secured Party a security interest in all commercial tort claims it may have against any Person.

            (h)   MISCELLANEOUS COVENANTS. The Debtor will:

                  (i)     keep all tangible Collateral in good repair, working
            order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts thereof;

Security Agreement (Guarantor)       -4-

                  (ii)    promptly pay all taxes (provided, that the Borrowers
            shall not be required to pay any tax to the extent the amount, applicability or validity is being contested in good faith by appropriate proceedings and for which proper reserves have been made) and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest;

                  (iii)   at all reasonable times and upon reasonable notice,
            permit the Secured Party or its representatives to examine or inspect any Collateral, wherever located, and to examine, inspect and copy the Debtor's books and records pertaining to the Collateral and its business and financial condition and to send and discuss with account debtors and other obligors requests for verifications of amounts owed to the Debtor;

                  (iv)    keep accurate and complete records pertaining to the
            Collateral and pertaining to the Debtor's business and financial condition and submit to the Secured Party such periodic reports concerning the Collateral and the Debtor's business and financial condition as the Secured Party may from time to time reasonably request;

                  (v)     promptly notify the Secured Party of any loss of or
            material damage to any Collateral or of any material adverse change, known to the Debtor, in the prospect of payment of any sums due on or under any instrument, chattel paper, or account constituting
            Collateral;

                  (vi)    if the Secured Party at any time so requests (after
            the occurrence of an Event of Default), promptly deliver to the
            Secured Party any instrument, document or chattel paper constituting
            Collateral, duly endorsed or assigned by the Debtor;

                  (vii)   at all times keep all tangible Collateral insured
            against risks of fire (including so-called extended coverage), theft, collision (in case of Collateral consisting of motor vehicles) and such other risks and in such amounts as the Secured
            Party may reasonably request, with any such policies containing a lender loss payable endorsement acceptable to the Secured Party;

                  (viii)  from time to time authorize or execute such financing statements as the Secured Party may reasonably require in order to perfect the Security Interest and, if any Collateral consists of a motor vehicle, execute such documents as may be required to have the
            Security Interest properly noted on a certificate of title;

                  (ix)    pay when due or reimburse the Secured Party on demand
            for all costs of collection of any of the Indebtedness and all other out-of-pocket expenses (including in each case all reasonable attorneys' fees) incurred by the Secured Party in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the Security Interest or the creation, continuance, protection, defense or enforcement of this Agreement or any or all of the Indebtedness,

Security Agreement (Guarantor)       -5-

            including expenses incurred in any litigation or bankruptcy or insolvency proceedings;

                  (x)     authorize, execute, deliver or endorse any and all
            instruments, documents, assignments, security agreements and other agreements and writings which the Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and the Secured Party's rights under this
            Agreement; and

                  (xi)    not use or keep any Collateral, or permit it to be
            used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance.

            (i)   SECURED PARTY'S RIGHT TO TAKE ACTION. The Debtor authorizes the Secured Party to file from time to time where permitted by law, such financing statements against collateral described as "all personal property" as the Secured Party reasonably deems necessary or useful to perfect the Security Interest. The Debtor will not amend any financing statements in favor of the Secured Party except as permitted by law.
      Further, if the Debtor at any time fails to perform or observe any agreement contained in Section 3(h), and if such failure continues for a period of ten (10) days after the Secured Party gives the Debtor written notice thereof (or, in the case of the agreements contained in clauses
      (vii) and (viii) of Section 3(h), immediately upon the occurrence of such failure, without notice or lapse of time), the Secured Party may (but need not) perform or observe such agreement on behalf and in the name, place and stead of the Debtor (or, at the Secured Party's option, in the Secured
      Party's own name) and may (but need not) take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation the payment of taxes, the satisfaction of security interests, liens, or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, the execution of financing statements, the endorsement of instruments, the qualification and licensing of the Debtor to do business in any jurisdiction, and the procurement of repairs or transportation); and, except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, the Debtor shall thereupon pay the Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys' fees) incurred by the Secured Party in connection with or as a result of the Secured Party's performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by the Secured Party at the highest rate then applicable to any of the Indebtedness. To facilitate the performance or observance by the Secured Party of such agreements of the Debtor, the
      Debtor hereby irrevocably appoints (which appointment is coupled with an interest) the Secured Party, or its delegate, as the attorney-in-fact of the Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of the Debtor, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Debtor under this Section 3 and Section 4.

Security Agreement (Guarantor)       -6-

            4.    Rights of Secured Party. At any time and from time to time, whether before or after an Event of Default, the Secured Party may take any or all of the following actions:

            (a)   ACCOUNT VERIFICATION. The Secured Party may at any time and from time to time send or require the Debtor to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Secured Party may also at any time and from time to time telephone account debtors and other obligors to verify accounts.

            (b)   COLLATERAL ACCOUNT. The Secured Party may establish a
      collateral account for the deposit of checks, drafts and cash payments made by the Debtor's account debtors. If a collateral account is so established, the Debtor shall promptly deliver to the Secured Party, for deposit into said collateral account, all payments on Accounts and chattel paper received by it. All such payments shall be delivered to the Secured
      Party in the form received (except for the Debtor's endorsement where necessary). Until so deposited, all payments on Accounts and chattel paper received by the Debtor shall be held in trust by the Debtor for and as the property of the Secured Party and shall not be commingled with any funds or property of the Debtor. All deposits in said collateral account shall constitute proceeds of Collateral and shall not constitute payment of any
      Indebtedness. Unless otherwise agreed in writing, the Debtor shall have no right to withdraw amounts on deposit in any collateral account.

            (c)   LOCKBOX. The Secured Party may, by written notice to the
      Debtor, require the Debtor to direct each of its account debtors to make payment directly to a special lockbox to be under the control of the
      Secured Party. The Debtor hereby authorizes and directs the Secured Party to deposit all checks, drafts and cash payments received in said lockbox into the collateral account established as set forth above.

            (d)   DIRECT COLLECTION. The Secured Party may notify any account debtor, or any other Person obligated to pay any amount due, that such chattel paper, Account, or other right to payment has been assigned or transferred to the Secured Party for security and shall be paid directly to the Secured Party. At any time after the Secured Party or the Debtor gives such notice to an account debtor or other obligor, the Secured Party may (but need not), in its own name or in the Debtor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, Account, or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor.

            5.    Assignment of Insurance. The Debtor hereby assigns to the
Secured Party, as additional security for the payment of the Indebtedness, any and all moneys (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the
Debtor under or with respect to, any and all policies of insurance covering the
Collateral, and the Debtor hereby directs the issuer of any such policy to pay any such moneys directly to the Secured Party. After the occurrence of an Event of Default, the Secured Party may (but need not), in its own name or in the
Debtor's name, execute and

Security Agreement (Guarantor)       -7-

deliver proofs of claim, receive all such moneys, endorse checks and other instruments representing payment of such moneys, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

            6.    Events of Default. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of
Default"): (i) an Event of Default shall occur under the Credit Agreement; or
(ii) the Debtor shall fail to pay any or all of the Indebtedness when due or (if payable on demand) on demand; or (iii) the Debtor shall fail to observe or perform any covenant or agreement herein binding on it which is not cured within any applicable cure period, if any.

            7.    Remedies upon Event of Default. Upon the occurrence of an
Event of Default and at any time thereafter, the Secured Party may exercise any one or more of the following rights and remedies: (i) declare all unmatured
Indebtedness to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (ii)
exercise and enforce any or all rights and remedies available upon default to a secured party under the UCC, including but not limited to the right to take possession of any Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Debtor hereby expressly waives), and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, the Secured Party may require the Debtor to make the Collateral available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties, and if notice to the Debtor of any intended disposition of
Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 9) at least ten (10) days prior to the date of intended disposition or other action; (iii) exercise or enforce any or all other rights or remedies available to the Secured Party by law or agreement against the Collateral, against the Debtor or against any other Person or property. The
Secured Party is hereby granted a nonexclusive, worldwide and royalty-free license to use or otherwise exploit all Intellectual Property Rights owned by or licensed to the Debtor that the Secured Party deems necessary or appropriate to the disposition of any Collateral.

            8.    Other Personal Property. Unless at the time the Secured Party takes possession of any tangible Collateral, or within seven days thereafter, the Debtor gives written notice to the Secured Party of the existence of any goods, papers or other property of the Debtor, not affixed to or constituting a part of such Collateral, but which are located or found upon or within such
Collateral, describing such property, the Secured Party shall not be responsible or liable to the Debtor for any action taken or omitted by or on behalf of the
Secured Party with respect to such property.

            9.    Notices; Requests for Accounting. All notices and other
communications hereunder shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, (d) transmitted by telecopy, or (e) sent as electronic mail, in each case delivered or sent to the party to whom notice is being given to the business address, telecopier number, or e mail address set forth below next to its signature, and with respect to any Borrower, to its counsel, Joel Frank, Esq. by facsimile at (212) 688-2870, or, as to each party, at such other business address, telecopier number, or e mail address as it may hereafter designate in writing to the other party(ies) pursuant to the terms of

Security Agreement (Guarantor)       -8-

this Section. All such notices, requests, demands and other communications shall be deemed to be an authenticated record communicated or given on (i) the date received if personally delivered, (ii) two days following when deposited in the mail if delivered by mail, (iii) one day following the date delivered to the courier if delivered by overnight courier, or (iv) the date of transmission if delivered by telecopy. All requests under Section 9-210 of the UCC (i) shall be made in a writing signed by an authorized Person, (ii) shall be personally delivered, sent by registered or certified mail, return receipt requested, or by overnight courier of national reputation (iii) shall be deemed to be sent when received by the Secured Party and (iv) shall otherwise comply with the requirements of Section 9-210. The Debtor requests that the Secured Party respond to all such requests which on their face appear to come from an authorized individual and releases the Secured Party from any liability for so responding. The Debtor shall pay Secured Party the maximum amount allowed by law for responding to such requests.

            10.   Miscellaneous. This Agreement has been duly and validly
authorized by all necessary corporate action. This Agreement does not contemplate a sale of accounts, or chattel paper. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party, and, in the case of amendment or modification, in a writing signed by the Debtor. A waiver signed by the Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Party's rights or remedies.
All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly or concurrently, at the Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. The Secured
Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if the Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Secured Party need not otherwise preserve, protect, insure or care for any Collateral. The
Secured Party shall not be obligated to preserve any rights the Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective successors and assigns and shall take effect when signed by the Debtor and delivered to the
Secured Party, and the Debtor waives notice of the Secured Party's acceptance hereof. The Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of the Secured Party to execute this
Agreement shall not affect or impair the validity or effectiveness of this
Agreement. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by the Debtor shall have the same force and effect as the original for all purposes of a financing statement. This Agreement shall be governed by and construed in accordance with the substantive laws
(other than conflict laws) of the State of New York. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Indebtedness.
The parties hereto hereby (i) consent to the personal jurisdiction of the state and

Security Agreement (Guarantor)       -9-

federal courts located in the State of New York in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by the
Secured Party or the Debtor in connection with this Agreement or the other Loan
Documents may be venued in either the state or federal courts located in New
York; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

            11.   THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR
PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

WELLS FARGO BANK, NATIONAL                     MISONIX, INC.
ASSOCIATION

By: /s/ Christopher Stavrakos                  By: /s/ Richard Zaremba
    -------------------------                      --------------------
    Christopher Stavrakos                              Richard Zaremba
    Senior Vice President                              Senior Vice President

Address:                                       Address:

119 West 40th Street                           1938 New Highway
New York, NY  10018                            Farmingdale, NY 11735
Attention:  Portfolio Manager                  Attention: Richard Zaremba
for MISONIX, INC.                              Employer identification
Employer identification number: 94-1347393     number: 11-2148932

Security Agreement (Guarantor)      -10-